CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

DERIVED INFORMATION [7/12/02]

[$10,100,000]
Class M-2
Subordinate Notes Offered
(Approximate)

Asset Backed Notes, Series 2002-HI23

Credit Suisse First Boston Mortgage Acceptance Corp.
Depositor

[U.S. Bank NA]
Owner Trustee

[JP Morgan Chase Bank]
Indenture Trustee

     The information contained in the attached materials is referred to as the "Information".

     The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

     The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
Class M-2 Discount Margin (DM) Tables

Assumptions:
   -     To Maturity
   -     100% Loss Severity
   -     6 Month Lag from Default to Loss

   (I)     Forward Libor

30% CPR
Price	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)	13 CDR DM (bps)

95	291	285	247	-68	-4940	-1070
96	268	264	227	-86	-511	-1086
97	245	243	209	-105	-529	-1102
98	222	222	190	-123	-546	-1118
99	200	201	172	-140	-563	-1134
100	178	181	153	-158	-580	-1150
101	156	161	135	-175	-596	-1165
102	134	141	118	-192	-612	-1180
103	113	121	100	-209	-629	-1195
104	92	102	83	-226	-644	-1210
105	71	83	66	-243	-660	-1224

WAL (yrs)	5.2	5.8	6.9	7.0	6.6	5.8
Prin Window	Oct06 - Mar09	Jan07 - Aug10	May07 - Mar25	Oct07 - Mar25	May08 - Mar25	Apr09 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	390,453.97 (3.87%)	2,808,880.04 (27.81%)	5,145,744.30 (50.95%)	7,395,900.94 (73.23%)
Collat Loss	21,680,794.27 (18.22%)	23,954,232.18 (20.13%)	26,147,421.24 (21.97%)	28,264,504.85 (23.75%)	30,309,360.74 (25.47%)	32,285,620.95 (27.13%)

40% CPR
Price	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)	13 CDR DM (bps)

95	327	321	315	307	92	-283
96	296	292	287	282	68	-305
97	266	263	260	257	45	-328
98	236	235	233	233	22	-350
99	206	206	207	209	-1	-372
100	176	179	181	185	-23	-393
101	147	151	155	161	-45	-414
102	118	124	129	138	-67	-435
103	90	97	104	115	-88	-456
104	62	70	79	92	-110	-477
105	34	43	54	70	-131	-497

WAL (yrs)	3.7	4.0	4.3	4.8	5.3	5.2
Prin Window	Aug05 - Feb07	Oct05 - Aug07	Nov05 - May08	Jan06 - Aug10	Apr06 - Mar25	Jul06 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	1,370,162.53 (13.57%)	3,210,594.71 (31.79%)
Collat Loss	16,417,157.35 (13.80%)	18,235,943.97 (15.32%)	20,009,517.73 (16.81%)	21,739,608.54 (18.27%)	23,427,863.93 (19.69%)	25,075,853.78 (21.07%)

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

   (II)     Forward Libor + 200 bps. (starting in period 2)

30% CPR
Price	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)	13 CDR DM (bps)

95	256	-37	-455	-1040	-2232	-5353
96	236	-57	-473	-1057	-2248	-5388
97	216	-76	-492	-1075	-2264	-5422
98	197	-95	-510	-1092	-2279	-5455
99	178	-113	-528	-1108	-2294	-5488
100	159	-131	-545	-1125	-2310	-5521
101	141	-149	-563	-1141	-2324	-5553
102	122	-167	-580	-1157	-2339	-5585
103	104	-185	-597	-1173	-2353	-5617
104	86	-202	-614	-1189	-2368	-5648
105	69	-220	-630	-1205	-2382	-5679

WAL (yrs)	7.2	7.3	6.8	5.9	4.7	3.4
Prin Window	Aug07 - Mar25	Jan08 - Mar25	Sep08 - Mar25	Oct09 - Mar25	Jul13 - Mar25	NA - NA
Prin Writedown	383,495.33 (3.80%)	2,875,795.41 (28.47%)	5,284,942.70 (52.33%)	7,605,313.37 (75.30%)	9,811,003.05 (97.14%)	10,100,000.00 (100.00%)
Collat Loss	21,680,794.27 (18.22%)	23,954,232.18 (20.13%)	26,147,421.24 (21.97%)	28,264,504.85 (23.75%)	30,309,360.74 (25.47%)	32,285,620.95 (27.13%)

40% CPR
Price	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)	13 CDR DM (bps)

95	317	310	128	-228	-669	-1220
96	289	284	104	-252	-692	-1241
97	262	259	80	-275	-714	-1262
98	234	234	57	-298	-736	-1283
99	207	209	34	-320	-757	-1303
100	181	185	11	-343	-779	-1323
101	154	160	-12	-365	-800	-1343
102	128	136	-35	-386	-821	-1363
103	102	113	-57	-408	-841	-1382
104	77	89	-79	-429	-861	-1401
105	52	66	-100	-450	-882	-1420

WAL (yrs)	4.4	4.9	5.5	5.4	5.1	4.7
Prin Window	Jan06 - Jul08	Mar06 - Jul10	May06 - Mar25	Aug06 - Mar25	Jan07 - Mar25	Jul07 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	1,288,147.64 (12.75%)	3,174,934.47 (31.43%)	5,017,283.63 (49.68%)	6,807,308.73 (67.40%)
Collat Loss	16,417,157.35 (13.80%)	18,235,943.97 (15.32%)	20,009,517.73 (16.81%)	21,739,608.54 (18.27%)	23,427,863.93 (19.69%)	25,075,853.78 (21.07%)